UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2017
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

(Former name or former address, if changed since last report)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On July 25, 2017, Mark C. Rohr, Chairman and Chief Executive Officer of Celanese Corporation (the "Company"), and Christopher W. Jensen, Executive Vice President and Chief Financial Officer of the Company, will make a presentation to investors and analysts via a webcast hosted by the Company at 10:00 a.m. ET (9:00 a.m. CT). The webcast, press release, prepared remarks from Mark Rohr and Chris Jensen and a slide presentation may be accessed on our website at www.celanese.com under Investor Events & Presentations. A copy of the slide presentation and a copy of the prepared remarks posted for the webcast are attached to this Current Report as Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein solely for purposes of this Item 7.01 disclosure. During the webcast, management may make, and the attached slide presentation and management's prepared remarks contain, references to certain Non-US GAAP financial measures. Non-US GAAP financial measures appearing in the slide presentation and management's prepared remarks are accompanied by the most directly comparable US GAAP financial measure. In addition, those Non-US GAAP financial measures are defined and reconciled to the most comparable US GAAP financial measure in our Non-US GAAP Financial Measures and Supplemental Information document filed with this Current Report as Exhibit 99.2 (and available on our website) and is incorporated herein solely for purpose of this Item 7.01 disclosure.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number
Description

99.2
Non-US GAAP Financial Measures and Supplemental Information dated July 24, 2017* (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of the Company (File No. 001-32410) filed with the SEC on July 24, 2017)

99.3†	Slide Presentation dated July 24, 2017*

99.4†	Prepared Remarks from M. Rohr and C. Jensen dated July 24, 2017*
* In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto and incorporated by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.
† Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ JAMES R. PEACOCK III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	July 24, 2017
INDEX TO EXHIBITS

Exhibit Number
Description

99.2
Non-US GAAP Financial Measures and Supplemental Information dated July 24, 2017* (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of the Company (File No. 001-32410) filed with the SEC on July 24, 2017)

99.3†	Slide Presentation dated July 24, 2017*

99.4†	Prepared Remarks from M. Rohr and C. Jensen dated July 24, 2017*
* In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto and incorporated by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.
† Filed herewith.

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